Prepayments	6 Months Ended
Jun. 30, 2026
Prepayments [Abstract]
Prepayments

5. Prepayments

Prepayments consist of the following:

	As of December 31, 2025	As of June 30, 2026
		(Unaudited)
	RMB	RMB
Prepayments – inventories and processing fee	6,320,009	2,166,324
Prepayments – others	1,247,862	2,932,347
Prepayments	7,567,871	5,098,671

During the six months ended June 30, 2026, the Company received a refund of a prior service cost in the form of a credit to the prepayment balance. The outstanding prepayment balance to the vendor of RMB7,900,000 after the credit is released to the vendor as part of the equity purchase proceeds related to an investment agreement signed between the Company and the vendor, pursuant to which the Company agreed to purchase 14.15% of the vendor’s equity interest for RMB10 million. The Company paid the remaining purchase proceeds of RMB2.1 million in August 2026.  The investment of the Company in the vendor aims to achieve further collaboration.